Exhibit 99.11

FOR IMMEDIATE RELEASE

Pure Acquisition Corp. Closes Business Combination for Company to be Named HighPeak Energy, Inc.

FORT WORTH, TX, August 24, 2020 — Pure Acquisition Corp. (NASDAQ: PACQ, PACQU, PACQW), a publicly traded special purpose acquisition vehicle (“Pure”) and HighPeak Energy, Inc. (NASDAQ: HPK, HPKEW), an oil and gas exploration and production company (“HighPeak Energy” or the “Company”), today announced the closing of its business combination to acquire the oil and gas assets, among other assets, of HighPeak Energy, LP and HighPeak Energy II, LP. The consideration for the oil and gas assets was approximately 75,000,000 shares of the Company’s common stock, par value $0.0001 per share (“HighPeak Energy common stock”). Additionally, as merger consideration, the public stockholders of Pure (i) received an aggregate of 1,232,425 shares of HighPeak Energy common stock, 1,232,425 warrants to purchase HighPeak Energy common stock (“HighPeak Energy warrants”) and 1,232,425 contingent value rights representing the right of qualifying holders to receive HighPeak Energy common stock (“CVRs”), with each public stockholder of Pure receiving one share of HighPeak Energy common stock, one HighPeak Energy warrant and one CVR in exchange for each share of Pure’s Class A common stock, par value $0.0001 per share (“Class A common stock”) held at the closing, (ii) that were holders of Pure’s public warrants received an aggregate 328,888 HighPeak Energy warrants, representing one HighPeak Energy warrant in exchange for each public warrant of Pure held by such holder at the closing and (iii) received a cash amount of $0.62 per share of Pure’s Class A common stock held at the closing, which equaled the amount by which the per-share redemption value of Pure’s Class A common stock at the closing exceeded $10.00 per share, totaling approximately $767,902. Further, in connection with the closing, the Company issued additional shares of HighPeak Energy common stock, HighPeak Energy warrants and CVRs to certain qualified institutional buyers and accredited investors pursuant to a private placement under an Amended & Restated Forward Purchase Agreement. The Company’s common stock and warrants will begin trading on the Nasdaq Global Market (the “Nasdaq”) beginning on Monday, August 24, 2020. The Company has submitted applications to trade its CVRs on the over-the-counter market and the Nasdaq under the symbol “HPKER”.

Transaction Highlights:

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Highly contiguous position of approximately 51,000 net acres located primarily in Howard County, Texas which is more than 90% operated and provides the scale and depth of drilling location inventory to maximize both capital and operating efficiencies.

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Current net production is approximately 2,600 barrels of oil equivalent per day (“Boe/d”) from legacy horizontal wells that have recently been brought back online after voluntary production curtailments made in response to the global pandemic.

●	Production stream provides an oil cut of 85% supporting strong operating profit margins.

●	HighPeak Energy expects to turn online an additional fifteen wells by yearend which are expected to increase production to a range of 10,000 to 12,000 Boe/d in the first quarter of 2021.

Jack Hightower, HighPeak Energy’s Chairman and CEO, said, “We are excited to have completed the business combination and begin building production and cash flow with our development program. Our initial focus will be bringing our 15 horizontal wells online this year and drilling an additional six wells by yearend.”

HighPeak Energy raised $102 million of equity through the money from Pure’s trust holders and a concurrent private placement.

Michael L. Hollis, HighPeak Energy’s President, said, “With oil prices stabilizing at $40 or more per barrel for about the last two months and the closing of the business combination, we expect to begin increasing our production throughout the remainder of the year and to begin drilling with a one-rig program.”

The stockholders of Pure approved the previously announced business combination with certain affiliates of HighPeak Energy Partners, LP at its special meeting of stockholders on August 18, 2020, with 13,649,922 votes in favor of the business combination and 100,125 votes against the business combination. Pure’s last day of trading on the Nasdaq was Friday, August 21, 2020.

About HighPeak Energy

HighPeak Energy is an independent oil and natural gas company engaged in the acquisition, development and production of oil, natural gas and NGL reserves. HighPeak Energy’s assets are primarily located in Howard County, Texas, which lies within the northeastern part of the oil-rich Midland Basin. HighPeak Energy is led by its Chairman and CEO, Jack Hightower, an industry veteran with over 49 years of experience in the oil and natural gas industry, managing multiple E&P platforms and generating strong returns despite industry cycles by consistently applying a disciplined, risk-adjusted approach designed to balance capital preservation with value creation. HighPeak Energy’s objective is to maximize returns by generating rapid production growth initially followed by steady production growth with strong margins and cash flow. HighPeak Energy also intends to generate attractive full cycle returns on capital employed.

About Pure Acquisition Corp.

Pure was a blank check company formed in Delaware on November 13, 2017 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding HighPeak Energy’s future financial performance, strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, HighPeak Energy disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. HighPeak Energy cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of HighPeak Energy and Pure, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. These risks include, but are not limited to, commodity price volatility, low prices for oil and/or natural gas, developments in the global economy as well as the public health crisis related to the coronavirus (COVID-19) pandemic and resulting significant negative effects to the global economy, disrupted global supply chains and significant volatility and disruption of financial and commodity markets, inflation, increased operating costs, lack of availability of drilling and production equipment, supplies, services and qualified personnel, certificates related to new technologies, geographical concentration of operations, environmental risks, weather risks, security risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating oil and natural gas reserves and in projecting future rates of production, reductions in cash flow, lack of access to capital, HighPeak Energy’s ability to satisfy future cash obligations, restrictions in existing or future debt agreements, the timing of development expenditures, managing growth and integration of acquisitions, failure to realize expected value creation from property acquisitions, title defects and limited control over non-operated properties. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact HighPeak Energy’s expectations and projections can be found in HighPeak Energy’s periodic filings with the U.S. Securities and Exchange Commission (the “SEC”), including HighPeak Energy’s Prospectus on Form 424B5 filed with the SEC on August 7, 2020. HighPeak Energy’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Contact:

IR@highpeakenergy.com

(817) 850-9200

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